U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

August 17, 2010

Commission file number 001-10196

STUDIO ONE MEDIA, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	23-2517953
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7650 E. Evans Rd., Suite C
Scottsdale, Arizona  85260

(Address of principal executive offices) (Zip Code )

(480) 556-9303

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)	Former Independent Accountant for Registrant.

On August 13, 2010, the Registrant was notified by Mantyla McReynolds, that Mantyla McReynolds was not planning to stand for reelection as the Registrant’s independent registered public accounting firm for the upcoming audit, but agreed to remain as the auditor of record until a replacement was identified.  On August 17, 2010, the Registrant engaged SingerLewak LLP.  The Board of Directors of the Registrant approved of the engagement of SingerLewak LLP (“SingerLewak”) as its independent auditor.

Mantyla McReynolds, LLC (“Mantyla McReynolds”), issued reports on the Registrant's financial statements for the fiscal years ended June 30, 2009 and June 30, 2008.

During the Registrant's two most recent fiscal years and the period through August 17, 2010, there were no disagreements with Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mantyla McReynolds would have caused them to make reference thereto in its reports on the Registrant’s financial statements for such years.  Further, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K occurring from during the Registrant's two most recent fiscal years and the period through August 17, 2010.

(b)	New Independent Accountant for Registrant.

On August 17, 2010, the Registrant engaged SingerLewak LLP.  The Board of Directors of the Registrant approved of the engagement of SingerLewak as its independent auditor.  Registrant selected SingerLewak as its independent auditor due to its close proximity to the Registrant’s primary base of operations in Los Angeles and their extensive experience in the media and entertainment industries.

During the period prior to the engagement of SingerLewak neither the Registrant nor anyone on its behalf consulted SingerLewak regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.  Further, SingerLewak has not provided written or oral advice to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The Registrant provided a copy of the foregoing disclosures to Mantyla McReynolds prior to the date of the filing of this report and requested that Mantyla McReynolds furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)	Not Applicable.

b)	Not Applicable.

c)	Exhibits

No.	Exhibits

16.1	Letter from Mantyla McReynolds dated August 17, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 20, 2010

By:	/s/ Kenneth R. Pinckard
Name:	Kenneth R. Pinckard
Title:	Vice President